Exhibit 99.2

Financial Supplement

March 31, 2011

contact:	William Pollett, Treasurer	This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.
telephone:	+1(441) 299 7576
email:	bill.pollett@montpelierre.bm

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement contains forward-looking statements within the meaning of the United States federal securities laws, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are not historical facts, including statements about our beliefs and expectations. These statements are based upon current plans, estimates and projections. Forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and various risk factors, many of which are outside our control, that could cause actual results to differ materially from such statements. See “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 as filed with the Securities and Exchange Commission. In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar meaning generally involve forward-looking statements.

Important events and uncertainties that could cause our actual results, future dividends or future common share repurchases to differ include, but are not necessarily limited to: market conditions affecting our common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes, including those that may result from changes in climate conditions, including, but not limited to, global temperatures and expected sea levels; the effectiveness of our loss limitation methods; our dependence on principal employees; our ability to execute our business plans effectively; increases in our general and administrative expenses due to new business ventures, which expenses may not be recoverable through additional profits; the cyclical nature of the insurance and reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty insurance and reinsurance lines of business and in specific areas of the casualty reinsurance market and our ability to capitalize on those opportunities; the sensitivity of our business to financial strength ratings established by independent rating agencies; the inherent uncertainty of our risk management process, which is subject to, among other things, industry loss estimates and estimates generated by modeling techniques; the accuracy of estimates reported by cedants and brokers on pro rata contracts and certain excess of loss contracts where a deposit or minimum premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic and financial market conditions; changes in and the impact of governmental legislation or regulation, including changes in tax laws in the jurisdictions where we conduct business; our ability to assimilate effectively the additional regulatory issues created by our entry into new markets; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in our industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; rating agency policies and practices; unexpected developments concerning the small number of insurance and reinsurance brokers upon whom we rely for a large portion of revenues; our dependence as a holding company upon dividends or distributions from our operating subsidiaries; and the impact of foreign currency fluctuations.

We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

MONTPELIER RE HOLDINGS LTD.

Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Net Insurance and Reinsurance Premiums Written by Line of Business

5	Net Insurance and Reinsurance Premiums Earned by Line of Business

6	Rollforward of Loss Reserves

7	Losses and Loss Ratios by Line of Business

8	Consolidated Investment Portfolio

9	Consolidated Investment Detail - Mortgage-Backed and Asset-Backed Securities

10	Consolidated Investment Detail - Corporate Bonds

11	Reinsurance Recoverable by Rating

12	Fully Converted Book Value Per Share

13	Basic and Diluted Earnings Per Share

14	Financial Measures Disclosures

MONTPELIER RE HOLDINGS LTD.

Consolidated Financial Highlights (unaudited)

$ in millions, except per share amounts

	Three months ended
	March 31
	2011	2010	% change
Highlights
Gross insurance and reinsurance premiums written	$254.1	$274.8	-8%
Net insurance and reinsurance premiums written	$226.5	$261.9	-14%
Net insurance and reinsurance premiums earned	$166.1	$158.5	5%
Net investment income	$17.6	$18.5	-5%
Operating loss (1)	$(118.5)	$(23.1)	n/m
Net income (loss)	$(104.3)	$9.9	n/m
Comprehensive income (loss)	$(103.8)	$5.5	n/m
Total assets	$3,371.2	$3,126.9	8%
Common shareholders’ equity	$1,472.1	$1,558.5	-6%

Per share data
Operating loss per share (2)	$(1.90)	$(0.31)
Comprehensive income (loss) per share (2)	$(1.66)	$0.07
Fully converted book value per share (3)	$23.10	$21.36
Fully converted tangible book value per share (3)	$23.03	$21.29

Financial ratios
Loss and loss adjustment expense ratio:
Current year	169.7%	106.2%
Prior year	-20.2%	-15.2%
Loss and loss adjustment expense ratio	149.5%	91.0%
Acquisition costs ratio	14.8%	14.2%
General and administrative expense ratio	14.5%	18.3%
Combined ratio	178.8%	123.5%

Operating income / Avg shareholders’ equity	-7.6%	-1.4%

Change in FCBVPS adjusted for dividends (4)	-5.7%	1.5%

(1) Excludes net investment and foreign exchange gains and losses.

(2) See Page 13 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

(3) See Page 12 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

(4) Change in FCBVPS adjusted for dividends represents the change in fully converted book value per share after taking into account dividends declared during the period.  See page 14 for a discussion of our use of certain Financial Measures Disclosures.

n/m - not meaningful

MONTPELIER RE HOLDINGS LTD.

Summary Consolidated Balance Sheets (unaudited)

in millions, except per share amounts

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
	2011	2010	2010	2010	2010

ASSETS
Investments, cash and cash equivalents	$2,812.3	$2,791.7	$2,792.3	$2,672.0	$2,623.0
Insurance and reinsurance premiums receivable	280.1	201.6	257.0	294.6	250.3
Deferred insurance and reinsurance acquisition costs	52.4	45.0	52.1	52.9	47.5
Reinsurance recoverable on paid and unpaid losses	71.2	75.3	77.3	74.7	111.7
Unearned reinsurance premiums ceded	35.1	22.9	26.7	14.2	20.0
Other assets	120.1	82.9	56.4	95.8	74.4

Total Assets	$3,371.2	$3,219.4	$3,261.8	$3,204.2	$3,126.9

LIABILITIES
Loss and loss adjustment expense reserves	$990.9	$784.6	$781.4	$776.0	$779.4
Unearned insurance and reinsurance premiums	340.0	264.0	340.9	360.2	318.4
Debt	327.8	327.7	327.7	327.7	328.6
Other liabilities	240.4	214.3	143.4	118.9	142.0

Total Liabilities	1,899.1	1,590.6	1,593.4	1,582.8	1,568.4

SHAREHOLDERS’ EQUITY
Common shareholder’s equity	1,472.1	1,628.8	1,668.4	1,621.4	1,558.5

Total Liabilities and Shareholders’ Equity	$3,371.2	$3,219.4	$3,261.8	$3,204.2	$3,126.9

Fully converted book value per share (1)	$23.10	$24.61	$23.76	$22.31	$21.36

Fully converted tangible book value per share (1)	$23.03	$24.53	$23.69	$22.24	$21.29

(1) See Page 12 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Summary Consolidated Income Statements (unaudited)

$ in millions, except per share amounts

	Q1-11	Q4-10	Q3-10	Q2-10	Q1-10

Underwriting revenues
Gross insurance and reinsurance premiums written	$254.1	$102.3	$143.4	$199.5	$274.8
Reinsurance premiums ceded	(27.6)	(11.1)	(23.7)	(3.5)	(12.9)
Net insurance and reinsurance premiums written	226.5	91.2	119.7	196.0	261.9

Gross insurance and reinsurance premiums earned	182.2	176.7	168.0	157.9	165.4
Earned reinsurance premiums ceded	(16.1)	(14.5)	(11.6)	(9.6)	(6.9)
Net insurance and reinsurance premiums earned	166.1	162.2	156.4	148.3	158.5

Loss and loss adjustment expenses	(248.4)	(62.5)	(52.0)	(43.6)	(144.2)
Insurance and reinsurance acquisition costs	(24.7)	(28.1)	(24.8)	(23.4)	(22.4)
Operating expenses	(22.1)	(21.9)	(21.9)	(16.5)	(23.1)
Incentive compensation expenses	(1.9)	(7.6)	(9.8)	(5.3)	(6.0)
Underwriting income (loss)	(131.0)	42.1	47.9	59.5	(37.2)

Net investment income	17.6	16.6	18.7	20.3	18.5
Interest and other financing expenses	(5.9)	(6.0)	(6.0)	(6.1)	(6.5)
Other revenue (expense)	(0.3)	0.4	0.2	0.1	0.2
Income tax benefit (expense)	1.1	0.8	(0.1)	(1.3)	1.9
Operating income (loss) (1)	(118.5)	53.9	60.7	72.5	(23.1)

Net realized investment gains (losses)	5.6	(3.6)	13.1	7.1	9.1
Net unrealized investment gains (losses)	10.2	(13.1)	17.5	(4.1)	17.7
Net foreign exchange gains (losses)	(1.6)	5.0	(1.3)	(5.6)	6.2
Net income (loss)	(104.3)	42.2	90.0	69.9	9.9

Other comprehensive income (loss) items	0.5	(0.4)	0.8	0.7	(4.4)

Comprehensive income (loss)	$(103.8)	$41.8	$90.8	$70.6	$5.5

Loss and loss adjustment expense ratio:
Current year	169.7%	53.7%	46.8%	55.9%	106.2%
Prior year	-20.2%	-15.1%	-13.5%	-26.5%	-15.2%
Loss and loss adjustment expense ratio	149.5%	38.6%	33.3%	29.4%	91.0%
Acquisition costs ratio	14.8%	17.3%	15.8%	15.7%	14.2%
Operating expenses	13.3%	13.5%	14.0%	11.1%	14.5%
Incentive compensation expenses	1.2%	4.7%	6.3%	3.6%	3.8%
Combined ratio	178.8%	74.1%	69.4%	59.8%	123.5%

Operating income (loss) per share (2)	$(1.90)	$0.91	$0.86	$1.00	$(0.31)
Comprehensive income (loss) per share (2)	$(1.66)	$1.37	$1.28	$0.97	$0.07
Operating income / Avg shareholders’ equity	-7.6%	3.3%	3.7%	4.6%	-1.4%
Comprehensive income / Avg shareholders’ equity	-6.7%	2.5%	5.5%	4.4%	0.3%

(1) Excludes net investment and foreign exchange gains and losses.

(2) See Page 13 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Net Premiums Written by Line of Business

(unaudited)

in millions

Net Insurance and Reinsurance Premiums Written	Q1-11	Q4-10	Q3-10	Q2-10	Q1-10

Bermuda
Property Catastrophe - Treaty Reinsurance	$93.0	$7.9	$23.0	$104.6	$112.9
Property Specialty - Treaty Reinsurance	14.7	8.4	8.3	12.8	11.6
Other Specialty - Treaty Reinsurance	26.1	12.5	19.9	17.5	42.6
Property & Specialty Individual Risk	6.0	2.9	8.3	11.5	7.7
	$139.8	$31.7	$59.5	$146.4	$174.8

Syndicate 5151
Property Catastrophe - Treaty Reinsurance	$26.0	$(0.2)	$1.0	$2.4	$30.3
Property Specialty - Treaty Reinsurance	4.2	4.9	6.3	3.3	7.2
Other Specialty - Treaty Reinsurance	19.9	15.4	13.0	10.6	22.2
Property & Specialty Individual Risk	25.5	25.4	26.9	22.0	19.1
	$75.6	$45.5	$47.2	$38.3	$78.8

MUSIC
Property Catastrophe - Treaty Reinsurance	$—	$—	$—	$—	$—
Property Specialty - Treaty Reinsurance	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—
Property & Specialty Individual Risk	11.1	14.0	13.0	11.3	8.3
	$11.1	$14.0	$13.0	$11.3	$8.3

Intercompany Reinsurance Eliminations
Property Catastrophe - Treaty Reinsurance	$—	$—	$—	$(9.2)	$(0.2)
Property Specialty - Treaty Reinsurance	—	—	—	1.9	0.1
Other Specialty - Treaty Reinsurance	—	—	—	4.1	(0.1)
Property & Specialty Individual Risk	—	—	—	3.2	0.2
	$—	$—	$—	$—	$—

Consolidated Total NWP
Property Catastrophe - Treaty Reinsurance	$119.0	$7.7	$24.0	$97.8	$143.0
Property Specialty - Treaty Reinsurance	18.9	13.3	14.6	18.0	18.9
Other Specialty - Treaty Reinsurance	46.0	27.9	32.9	32.2	64.7
Property & Specialty Individual Risk	42.6	42.3	48.2	48.0	35.3
	$226.5	$91.2	$119.7	$196.0	$261.9

Reinstatements included in NWP	$16.6	$0.9	$1.6	$3.3	$11.7

Consolidated 12 Mo. Rolling NWP	$633.4	$668.8	$651.8	$638.4	$626.3

MONTPELIER RE HOLDINGS LTD.

Net Premiums Earned by Line of Business

(unaudited)

in millions

Net Insurance and Reinsurance Premiums Earned	Q1-11	Q4-10	Q3-10	Q2-10	Q1-10

Bermuda
Property Catastrophe - Treaty Reinsurance	$59.7	$61.3	$63.6	$63.3	$70.0
Property Specialty - Treaty Reinsurance	13.4	12.8	9.8	13.3	11.7
Other Specialty - Treaty Reinsurance	19.7	18.8	22.0	16.3	17.9
Property & Specialty Individual Risk	7.5	6.7	6.5	8.4	11.5
	$100.3	$99.6	$101.9	$101.3	$111.1

Syndicate 5151
Property Catastrophe - Treaty Reinsurance	$13.0	$7.0	$7.4	$9.6	$9.5
Property Specialty - Treaty Reinsurance	3.2	5.9	6.0	5.3	5.1
Other Specialty - Treaty Reinsurance	14.7	14.0	10.7	10.6	12.0
Property & Specialty Individual Risk	23.0	24.4	20.4	13.1	14.0
	$53.9	$51.3	$44.5	$38.6	$40.6

MUSIC
Property Catastrophe - Treaty Reinsurance	$—	$—	$—	$—	$—
Property Specialty - Treaty Reinsurance	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—
Property & Specialty Individual Risk	11.9	11.3	10.0	8.4	6.8
	$11.9	$11.3	$10.0	$8.4	$6.8

Intercompany Reinsurance Eliminations
Property Catastrophe - Treaty Reinsurance	$(2.4)	$(2.4)	$(2.6)	$(2.0)	$(1.2)
Property Specialty - Treaty Reinsurance	0.6	0.4	0.6	0.6	0.1
Other Specialty - Treaty Reinsurance	1.0	1.2	0.9	0.9	0.9
Property & Specialty Individual Risk	0.8	0.8	1.1	0.5	0.2
	$—	$—	$—	$—	$—

Consolidated Total NPE
Property Catastrophe - Treaty Reinsurance	$70.3	$65.9	$68.4	$70.9	$78.3
Property Specialty - Treaty Reinsurance	17.2	19.1	16.4	19.2	16.9
Other Specialty - Treaty Reinsurance	35.4	34.0	33.6	27.8	30.8
Property & Specialty Individual Risk	43.2	43.2	38.0	30.4	32.5
	$166.1	$162.2	$156.4	$148.3	$158.5

Reinstatements included in NPE	$16.6	$0.9	$1.6	$3.3	$11.7

Consolidated 12 Mo. Rolling NPE	$633.0	$625.4	$618.0	$605.2	$598.3

MONTPELIER RE HOLDINGS LTD.

Rollforward of Loss Reserves (unaudited)

in millions

	Three months ended March 31, 2011			Three months ended March 31, 2010
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for unpaid losses, beginning of period	$784.6	$62.4	$722.2	$680.8	$69.6	$611.2

Losses incurred:
Current year	290.5	8.5	282.0	169.6	1.3	168.3
Prior years	(32.7)	0.9	(33.6)	(24.4)	(0.3)	(24.1)
Total losses incurred	257.8	9.4	248.4	145.2	1.0	144.2

Net impact of foreign currency movements	6.1	—	6.1	(6.0)	(0.1)	(5.9)

Losses paid and approved for payment:
Current year	2.8	0.1	2.7	1.3	0.3	1.0
Prior years	54.8	3.0	51.8	39.3	2.4	36.9
Total paid losses	57.6	3.1	54.5	40.6	2.7	37.9

Reserve for unpaid losses, end of period	$990.9	$68.7	$922.2	$779.4	$67.8	$711.6

MONTPELIER RE HOLDINGS LTD.

Consolidated Losses and Loss Ratios

(unaudited)

$ in millions

	Q1-11	Q4-10	Q3-10	Q2-10	Q1-10
Property Catastrophe - Treaty

Net reserves: start	$200.5	$207.6	$220.1	$242.5	$155.8
Change in prior AY	(5.2)	(6.9)	(2.4)	(3.3)	(5.4)
Losses paid and approved for payment	(25.6)	(28.3)	(26.7)	(23.8)	(13.9)
Current yr. incurred losses	200.9	28.1	16.6	4.7	106.0
Net reserves: end	$370.6	$200.5	$207.6	$220.1	$242.5

Net earned premium	$70.3	$65.9	$68.4	$70.9	$78.3
Net loss ratio	278.4%	32.2%	20.8%	2.0%	128.5%
Net loss ratio excl. prior AY adjusts.	285.8%	42.7%	24.3%	6.7%	135.4%
Net loss ratio - prior AY adjusts.	-7.4%	-10.5%	-3.5%	-4.7%	-6.9%

IBNR	$266.4	$84.4	$101.2	$150.4	$161.3
IBNR as a % of net reserves	72%	42%	49%	68%	67%

Property Specialty - Treaty

Net reserves: start	$139.1	$136.6	$144.6	$147.9	$140.8
Change in prior AY	(9.7)	(3.7)	(8.9)	(9.2)	(4.8)
Losses paid and approved for payment	(10.0)	(6.8)	(12.6)	(8.5)	(11.2)
Current yr. incurred losses	27.1	13.0	13.5	14.4	23.1
Net reserves: end	$146.5	$139.1	$136.6	$144.6	$147.9

Net earned premium	$17.2	$19.1	$16.4	$19.2	$16.9
Net loss ratio	101.2%	48.7%	28.0%	27.1%	108.3%
Net loss ratio excl. prior AY adjusts.	157.6%	68.1%	82.3%	75.0%	136.7%
Net loss ratio - prior AY adjusts.	-56.4%	-19.4%	-54.3%	-47.9%	-28.4%

IBNR	$99.2	$88.2	$86.8	$91.9	$102.9
IBNR as a % of net reserves	68%	63%	64%	64%	70%

TOTAL

Net reserves: start	$722.2	$711.0	$705.9	$711.6	$611.2
Change in prior AY	(33.6)	(24.5)	(21.3)	(39.4)	(24.1)
Losses paid and approved for payment	(54.5)	(48.0)	(54.4)	(49.0)	(37.7)
Current yr. incurred losses	282.0	87.0	73.3	83.0	168.3
Net impact of foreign currency	6.1	(3.3)	7.5	(0.3)	(6.1)
Net reserves: end	$922.2	$722.2	$711.0	$705.9	$711.6

Net earned premium	$166.1	$162.2	$156.4	$148.3	$158.5
Net loss ratio	149.5%	38.6%	33.3%	29.4%	91.0%
Net loss ratio excl. prior AY adjusts.	169.7%	53.7%	46.8%	55.9%	106.2%
Net loss ratio - prior AY adjusts.	-20.2%	-15.1%	-13.5%	-26.5%	-15.2%

IBNR	$656.4	$454.5	$465.3	$509.6	$504.5
IBNR as a % of net reserves	71%	63%	65%	72%	71%

	Q1-11	Q4-10	Q3-10	Q2-10	Q1-10
Other Specialty - Treaty

Net reserves: start	$246.7	$242.0	$238.4	$220.7	$217.3
Change in prior AY	(7.0)	(9.0)	(6.2)	(13.5)	(8.0)
Losses paid and approved for payment	(7.7)	(4.1)	(8.6)	(11.3)	(10.2)
Current yr. incurred losses	19.9	17.8	18.4	42.5	21.6
Net reserves: end	$251.9	$246.7	$242.0	$238.4	$220.7

Net earned premium	$35.4	$34.0	$33.6	$27.8	$30.8
Net loss ratio	36.4%	25.9%	36.3%	104.3%	44.2%
Net loss ratio excl. prior AY adjusts.	56.2%	52.4%	54.8%	152.9%	70.2%
Net loss ratio - prior AY adjusts.	-19.8%	-26.5%	-18.5%	-48.6%	-26.0%

IBNR	$193.3	$191.5	$191.2	$189.7	$170.7
IBNR as a % of net reserves	77%	78%	79%	80%	77%

Property and Specialty Individual Risk

Net reserves: start	$138.6	$124.2	$109.7	$107.1	$97.8
Change in prior AY	(11.7)	(4.9)	(3.8)	(13.4)	(5.9)
Losses paid and approved for payment	(11.2)	(8.8)	(6.5)	(5.4)	(2.4)
Current yr. incurred losses	34.1	28.1	24.8	21.4	17.6
Net reserves: end	$149.8	$138.6	$124.2	$109.7	$107.1

Net earned premium	$43.2	$43.2	$38.0	$30.4	$32.5
Net loss ratio	51.9%	53.7%	55.3%	26.3%	36.0%
Net loss ratio excl. prior AY adjusts.	79.0%	65.0%	65.3%	70.4%	54.2%
Net loss ratio - prior AY adjusts.	-27.1%	-11.3%	-10.0%	-44.1%	-18.2%

IBNR	$97.5	$90.4	$86.1	$77.6	$69.6
IBNR as a % of net reserves	65%	65%	69%	71%	65%

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Portfolio (unaudited)

$ in millions

	March 31, 2011				December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010
	Amortized		Fair		Fair		Fair		Fair		Fair
	Cost	Gain	Value	%	Value	%	Value	%	Value	%	Value	%
Composition:
Fixed maturities	$2,247.7	$23.1	$2,270.8	81%	$2,289.3	82%	$2,329.0	84%	$2,218.7	82%	$2,111.5	81%
Equity securities	80.0	42.8	122.8	4%	152.9	5%	113.4	4%	134.2	5%	138.7	5%
Other investments	79.1	6.6	85.7	3%	90.1	3%	92.6	3%	66.8	3%	77.0	3%
Cash equivalents	82.2	—	82.2	3%	71.7	3%	48.8	2%	70.5	3%	86.4	3%
Cash and restricted cash	250.8	—	250.8	9%	187.7	7%	208.5	7%	181.8	7%	209.4	8%
Total investments and cash	$2,739.8	$72.5	$2,812.3	100%	$2,791.7	100%	$2,792.3	100%	$2,672.0	100%	$2,623.0	100%

Fixed maturities allocation:

Mortgage-backed and asset-backed securities (1)	$914.1	$3.0	$917.1	40%	$805.8	35%	$964.2	41%	$879.0	40%	$801.8	37%
Government & government-sponsored entities	562.6	5.0	567.6	25%	712.8	31%	801.8	34%	695.0	31%	710.0	34%
Corporate bonds (2)	709.2	14.3	723.5	32%	711.0	31%	525.5	23%	608.0	27%	561.3	27%
Municipal bonds	61.8	0.8	62.6	3%	59.7	3%	37.5	2%	36.7	2%	38.4	2%
Total fixed maturities	$2,247.7	$23.1	$2,270.8	100%	$2,289.3	100%	$2,329.0	100%	$2,218.7	100%	$2,111.5	100%

Other investments:

Limited partnership interests and private investment funds	$68.5	$4.0	$72.5	85%	$76.0	84%	$78.7	85%	$52.2	79%	$64.0	83%
Catastrophe bonds	10.0	0.6	10.6	12%	10.6	12%	10.5	11%	10.3	15%	10.3	13%
Derivative instruments	0.6	2.0	2.6	3%	3.5	4%	3.4	4%	4.3	6%	2.7	4%
Total other investments	$79.1	$6.6	$85.7	100%	$90.1	100%	$92.6	100%	$66.8	100%	$77.0	100%

Total investment return:

Net investment income			$17.6		$16.6		$18.7		$20.3		$18.5
Net realized investment gains (losses)			5.6		(3.6)		13.1		7.1		9.1
Net unrealized investment gains (losses)			10.2		(13.1)		17.5		(4.1)		15.1
Net investment FX gains (losses)			2.1		1.6		(0.2)		(0.2)		2.4
Total investment return			$35.5		$1.5		$49.1		$23.1		$45.1

Total quarterly return on average fair value %			1.2%		0.0%		1.8%		0.9%		1.6%

Average market yield to worst of fixed maturities and cash equivalents			3.4%		3.1%		2.3%		2.7%		3.4%
Average duration of fixed maturities, cash and cash equivalents			2.7 years		3.1 years		1.7 years		1.9 years		2.2 years
Average credit quality of fixed maturities and cash equivalents			AA		AA		AA+		AA+		AA+
Average duration of fixed maturities			3.1 years		3.4 years		1.9 years		2.2 years		2.5 years

(1)    See Page 9 for additional detail regarding our investments in mortgage-backed and asset-backed securities.

(2)    Corporate bonds includes bank loans.  See page 10 for additional details.

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Detail

Mortgage-Backed and Asset-Backed Securities

(unaudited)

$ in millions

At March 31, 2011

					Option		Fair Value
	Amortized	Fair	Gain		Adjusted	Average			Insurance (1)
Mortgage-backed and asset-backed securities	Cost	Value	(Loss)	Rating	Duration	Life	Subprime	Alt-A	wrapped

Residential-Mortgage Backed:

GNMA	$64.5	$66.7	$2.2	AAA
FNMA	137.1	136.2	(0.9)	AAA
Freddie Mac	169.8	169.5	(0.3)	AAA
Total Residential Mortgage-Backed	$371.4	$372.4	$1.0	AAA	4.0	5.1

Collateralized Residential Mortgage Obligations:

GNMA	$69.0	$68.6	$(0.4)	AAA
FNMA	44.3	44.8	0.5	AAA
Freddie Mac	61.7	62.6	0.9	AAA
Nat’l Credit Union Admin	0.2	0.2	—	AAA
Other	1.5	1.5	—	AAA
Total agency CMOS	176.7	177.7	1.0

Non-agency CMOS	16.8	16.9	0.1	AAA				$3.3
Non-agency CMOS	0.1	0.1	—	AA
Non-agency CMOS	1.0	1.0	—	BBB				0.8
Non-agency CMOS	5.2	5.1	(0.1)	BB
Non-agency CMOS	4.0	4.0	—	B
Non-agency CMOS	7.0	6.7	(0.3)	CCC				1.6
Non-agency CMOS	2.5	2.4	(0.1)	CC				0.6
Total Non-agency CMOS	36.6	36.2	(0.4)
Total Collateralized Residential Mortgage Obligations	$213.3	$213.9	$0.6	AAA	2.6	3.7	$—	$6.3	—

Asset-Backed Securities:

Credit card	$52.6	$52.6	$—	AAA
Credit card	8.5	8.5	—	A
Auto	35.9	36.0	0.1	AAA
Auto	9.8	9.9	0.1	AA
Auto	0.5	0.5	—	A
Auto	7.4	7.4	—	BBB					$2.6
Home Equity	3.2	3.3	0.1	AAA			$3.3
Home Equity	0.1	0.1	—	AA			0.1
Home Equity	3.3	3.3	—	A			3.3
Home Equity	4.6	4.8	0.2	BB			4.8
Home Equity	1.1	1.1	—	B			1.1
Home Equity	0.9	1.4	0.5	C			1.4
Equipment	6.7	6.6	(0.1)	AAA
Commercial Mortgage Backed Securities	100.1	100.9	0.8	AAA
Commercial Mortgage Backed Securities	35.4	34.8	(0.6)	AA
Commercial Mortgage Backed Securities	16.4	16.5	0.1	A
Commercial Mortgage Backed Securities	1.2	1.2	—	NR
Miscellaneous	10.5	10.5	—	AAA
Miscellaneous	6.6	6.6	—	AA
Miscellaneous	21.5	21.5	—	A
Miscellaneous	3.0	3.1	0.1	BBB					3.1
Total Asset-Backed Securities	$329.4	$330.7	$1.3	AA	1.7	2.9	$14.1	$—	$5.7

Total Mortgage-Backed and Asset-Backed Securities	$914.1	$917.1	$3.0				$14.1	$6.3	$5.7

(1) We estimate that our insurance wrapped investments at 3/31/11 would be BBB- or better, if they were rated, excluding the effects of financial guarantee enhancements.

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Detail - Corporate Bonds

(unaudited)

$ in millions

At March 31, 2011

Corporate Bonds - Quality:

				Option
				Adjusted
	Amortized	Fair	Gain	Duration
	Cost	Value	(Loss)	(Years)

AAA	$41.4	$41.3	$(0.1)	2.1
AA	78.7	80.0	1.3	3.3
A	305.5	311.3	5.8	3.5
BBB	144.7	145.5	0.8	4.6
Below BBB	133.4	140.3	6.9	2.9
Not Rated	5.5	5.1	(0.4)	2.2
Total Corporate Bonds	$709.2	$723.5	$14.3	3.5

Corporate Bonds - Top Ten Holdings:

				% of
	Amortized	Fair		Total Corp.
	Cost	Value	Gain	Bonds

General Electric	$28.4	$29.2	$0.8	4.0%
Bank of America Corp	20.9	21.2	0.3	2.9%
BP Capital	19.9	20.7	0.8	2.9%
ConocoPhillips	19.0	20.3	1.3	2.8%
Morgan Stanley	18.8	18.9	0.1	2.6%
Citigroup Inc	18.1	18.3	0.2	2.5%
BA Covered Bond issuer	16.0	16.7	0.7	2.3%
Verizon Communications	14.6	14.9	0.3	2.1%
JP Morgan Chase	14.7	14.8	0.1	2.0%
Goldman Sachs Group	13.9	14.1	0.2	1.9%
Total	$184.3	$189.1	$4.8	26.1%

Corporate Bonds -  By Sector:

				Option
				Adjusted
	Amortized	Fair	Gain	Duration
	Cost	Value	(Loss)	(Years)

Industrial	$325.1	$333.2	$8.0	3.5
Financial	287.6	293.4	5.7	3.5
Utility	19.7	19.6	(0.1)	4.2
All Others	76.7	77.4	0.7	3.0
Total	$709.2	$723.5	$14.3	3.5

MONTPELIER RE HOLDINGS LTD.

Reinsurance Recoverable by Rating (unaudited)

$ in millions

The A.M. Best ratings of our reinsurers related to reinsurance recoverable on paid and unpaid losses as of the dates presented are as follows:

	Mar 31		Dec 31		Sept 30		Jun 30		Mar 31
	2011		2010		2010		2010		2010

Reinsurance recoverable on paid losses

A++	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%
A+	0.2	8	5.9	46	6.4	93	3.6	78	43.3	98
A	0.3	12	6.9	53	0.4	6	0.9	20	0.3	1
A-	0.1	4	0.1	1	0.1	1	0.1	2	0.3	1
Unrated (1)	1.9	76	—	—	—	—	—	—	—	—
Recoverable under MUSIC guarantee (2)	—	—	—	—	—	—	—	—	—	—

	$2.5	100%	$12.9	100%	$6.9	100%	$4.6	100%	$43.9	100%

Reinsurance recoverable on unpaid losses

A++	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%
A+	17.3	25	17.9	29	26.3	38	30.6	44	26.2	39
A	19.9	29	21.0	34	28.3	40	28.3	40	29.9	44
A-	2.3	3	1.4	2	1.4	2	2.1	3	1.9	3
Unrated (1)	23.4	35	16.3	26	8.6	12	3.1	4	3.1	4
Recoverable under MUSIC guarantee (2)	5.8	8	5.8	9	5.8	8	6.0	9	6.7	10

	$68.7	100%	$62.4	100%	$70.4	100%	$70.1	100%	$67.8	100%

Total reinsurance recoverable

A++	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%
A+	17.5	25	23.8	32	32.7	42	34.2	46	69.5	62
A	20.2	28	27.9	36	28.7	37	29.2	39	30.2	27
A-	2.4	3	1.5	2	1.5	2	2.2	3	2.2	2
Unrated (1)	25.3	36	16.3	22	8.6	11	3.1	4	3.1	3
Recoverable under MUSIC guarantee (2)	5.8	8	5.8	8	5.8	8	6.0	8	6.7	6

	$71.2	100%	$75.3	100%	$77.3	100%	$74.7	100%	$111.7	100%

(1) These obligations are either: (i) fully collateralized; (ii) reinsurer has an S&P financial strength rating equivalent to an A.M. Best rating of A- or better; or (iii) reinsurer is financially sound but has entered run-off.

(2) In support of MUSIC’s remaining loss reserves acquired in 2007, MUSIC benefits from a trust deposit maintained by the seller and reinsurance from third party reinsurers (each rated A- or better) which collectively support the $5.8 million in remaining reserves at March 31, 2011.  In addition, MUSIC has a full indemnification from the seller covering any adverse development from its past business.

MONTPELIER RE HOLDINGS LTD.

Fully Converted Book Value Per Share (unaudited)

$ in millions, except per share amounts

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
	2011	2010	2010	2010	2010

Numerator

Book value per share and fully converted book value per share numerator (common shareholders’ equity)	$1,472.1	$1,628.8	$1,668.4	$1,621.4	$1,558.5

Intangible asset	(4.8)	(4.8)	(4.8)	(4.8)	(4.8)

Fully converted tangible book value per share numerator	$1,467.3	$1,624.0	$1,663.6	$1,616.6	$1,553.7

Denominator (in shares)

Book value per share denominator (ending common shares)	62,347,071	64,557,204	68,258,453	70,888,952	71,082,196

Common share obligations under benefit plans	1,377,922	1,637,580	1,976,739	1,799,987	1,889,904

Fully converted book value per share and fully converted tangible book value per share denominator	63,724,993	66,194,784	70,235,192	72,688,939	72,972,100

Book value per share	$23.61	$25.23	$24.44	$22.87	$21.93

Fully converted book value per share	$23.10	$24.61	$23.76	$22.31	$21.36

Fully converted tangible book value per share	$23.03	$24.53	$23.69	$22.24	$21.29

Dividends declared per common share	$0.10	$0.10	$0.09	$0.09	$0.09
Change in FCBVPS (1) Quarter	-6.1%	10.3%	6.5%	4.4%	1.0%
Change in FCBVPS adjusted for dividends (2) Quarter	-5.7%	10.8%	6.9%	4.9%	1.5%
Change in FCBVPS adjusted for dividends (2) Rolling 12 months	10.0%	26.1%	21.9%	25.1%	32.7%
Annualized Change in FCBVPS adjusted for dividends (2) Since inception	10.0%

(1) FCBVPS = Fully converted book value per share.  See Page 14 for a discussion of our use of certain Financial Measures Disclosures.

(2) Change in FCBVPS adjusted for dividends represents the change in fully converted book value per share after taking into account dividends declared for the period.  See page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Basic and Diluted Earnings Per Share (unaudited)

$ in millions, except per share amounts

	Q1-11	Q4-10	Q3-10	Q2-10	Q1-10

Numerator
Operating income (loss) (1)	$(118.5)	$60.7	$60.7	$72.5	$(23.1)
Adjustment to operating income related to participating securities	—	(1.0)	(1.5)	(1.6)	—

Operating income (loss) per share numerator	$(118.5)	$59.7	$59.2	$70.9	$(23.1)

Net investment and foreign exchange gains and losses	14.2	29.3	29.3	(2.6)	33.0
Adjustment to net income related to participating securities	—	—	(0.7)	—	(0.1)

Earnings (loss) per share numerator	$(104.3)	$89.0	$87.8	$68.3	$9.8

Other comprehensive income (loss) items	0.5	0.8	0.8	0.7	(4.4)

Comprehensive income (loss) per share numerator	$(103.8)	$89.8	$88.6	$69.0	$5.4

Denominator
Adjusted average common shares outstanding	62,499,458	65,477,694	68,995,819	71,017,781	73,481,396

Per share denominator	62,499,458	65,477,694	68,995,819	71,017,781	73,481,396

Operating income (loss) per share (1)	$(1.90)	$0.91	$0.86	$1.00	$(0.31)
Net income (loss) per share	$(1.67)	$1.36	$1.27	$0.96	$0.13
Comprehensive income (loss) per share	$(1.66)	$1.37	$1.28	$0.97	$0.07

(1) Excludes net investment and foreign exchange gains and losses.  See Page 14 for a discussion of the use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Financial Measures Disclosures

Financial Measures Disclosures

In presenting our results, we have included and discussed certain financial measures.  These measures are important for an understanding of our overall results of operations. We believe that these measures are important to investors and other interested parties, and that such persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.

Management believes that presenting operating income, in addition to net income and comprehensive income, assists some users of our financial information in their analysis of our ongoing performance. Operating income, which equals net income excluding net investment and foreign exchange gains and losses, is considered by some analysts, rating agencies and investors to be a useful and consistent measure of our performance.

This financial supplement also contains presentations of “book value per share”, “fully converted book value per share” and “fully converted tangible book value per share”. These calculations are based on total shareholders’ equity (as adjusted in certain circumstances as indicated on page 12) divided by our common shares outstanding in the case of “book value per share” and by the sum of our common shares and common share equivalents outstanding (assuming their issuance) in the case of “fully converted book value per share” and “fully converted tangible book value per share”. The Company believes that these measures, in particular “fully converted book value per share”, reflect objective values attributable to a common share and are of interest to both our shareholders and the investment community.

This financial supplement also contains the presentation of “change in fully converted book value adjusted for dividends”. This calculation represents the change in fully converted book value per share after taking into account dividends declared during the period. We believe that this measure accurately reflects the return provided to our shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.